EXHIBIT 99.1


                            STOCK PURCHASE AGREEMENT

                     (PLANET HOLLYWOOD INTERNATIONAL, INC.)

          THIS STOCK PURCHASE AGREEMENT ("Agreement") is entered into as of August 17, 1998, by and between Leisure Ventures PTE Ltd., a corporation organized under the laws of Singapore ("Seller"), and Kingdom Planet Hollywood, Ltd., an exempted company incorporated in the Cayman Islands with limited liability ("Buyer").

          WHEREAS, Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, Ten Million (10,000,000) shares of Class A Common Stock, par value $.01 per share ("Shares") of Planet Hollywood International, Inc., a Delaware corporation ("Issuer"), at the price and on the other terms and conditions hereafter set forth.

          NOW THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the parties hereby agree as follows:

          1.   SALE AND PURCHASE.

               Subject to the terms and conditions hereof, Seller hereby agrees to sell to Buyer, and Buyer hereby agrees to purchase from Seller, at the closing hereunder ("Closing"), Ten Million (10,000,000) Shares for a purchase price ("Purchase Price") of Four Dollars and Fifty Cents ($4.50) per Share.

           2.  CLOSING.

               (a)  TIME AND PLACE OF CLOSING.

               Closing will take place at 10:00 a.m. (local time) on the date ("Closing Date") that is five (5) business days after the later to occur of (i) expiration or earlier termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended ("HSR Act") with respect to the notification to be filed by Buyer for this transaction, and
(ii) the effectiveness of the "SEC Registration Statement" (as defined below) pursuant to the U.S. Securities Act of 1933, as amended ("Securities Act"), and the satisfaction of the other conditions set forth in Section 2(b)(vi) of this Agreement. Closing will occur at the offices of Hogan & Hartson L.L.P., 555 13th Street, N.W., Washington, D.C. 20004.

               (b)  CONDITIONS TO BUYER'S OBLIGATION TO COMPLETE CLOSING.


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          The obligation of Buyer to complete Closing shall be subject to the fulfillment of each of the following conditions precedent (or the written waiver by Buyer of any such condition precedent):

                    (i) The waiting period for the notification filed by Buyer under the HSR Act with respect to this transaction shall have expired or otherwise terminated;

                    (ii) The representations and warranties of Seller under this Agreement shall be true and correct in all material respects when made and shall continue to be true and correct as of the Closing Date as though such representations and warranties were made on the Closing Date;

                    (iii) Seller shall have performed and complied with all covenants required of Seller under this Agreement;

                    (iv) Seller shall have delivered a certificate, dated the Closing Date, that the representations and warranties of Seller under this Agreement shall be true and correct in all material respects when made and shall continue to be true and correct as of the Closing Date as though such representations and warranties were made on the Closing Date and that Seller has performed and complied with all covenants required of Seller under this Agreement;

                    (v) Buyer shall have received a written statement provided by Issuer that the Shares are not a U.S. real property interest within the meaning of Section 897 of the United States Internal Revenue Code of 1986, as amended, such statement to comply with Treasury Regulations Sections 1.897-2(h) and 1.1445-2(c)(3) and otherwise to be in form and substance satisfactory to the Buyer and to be issued and dated by Issuer not more than thirty (30) days prior to the Closing Date; and

                    (vi) The Issuer shall have filed under the Securities Act a shelf registration statement on Form S-3 (or such similar form as may be acceptable to Buyer) covering resale of the Shares by Buyer (such registration statement, the "Registration Statement"); the Registration Statement shall have been declared effective by the SEC; the Issuer shall have agreed to maintain the effectiveness of the Registration Statement until all Shares held by Buyer have been sold and Issuer shall have entered into an agreement with Buyer, in form satisfactory to Buyer, indemnifying Buyer for any material omissions or misstatements in such Registration Statement and providing customary representations and warranties. All expenses of such Registration Statement shall be borne by Seller.

               (c) CONDITIONS TO SELLER'S OBLIGATION TO COMPLETE CLOSING.

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          The obligation of Seller to complete Closing shall be subject to the fulfillment of each of the following conditions precedent (or the written waiver by Seller of any such condition precedent):

                    (i) The waiting period for the notification filed by Seller under the HSR Act with respect to this transaction shall have expired or otherwise terminated;

                    (ii) The representations and warranties of Buyer under this Agreement shall be true and correct in all material respects when made and shall continue to be true and correct as of the Closing Date as though such representations and warranties were made on the Closing Date;

                    (iii) Buyer shall have performed and complied with all covenants required of Seller under this Agreement; and

                    (iv) Buyer shall have delivered a certificate, dated the Closing Date, that the representations and warranties of Buyer under this Agreement shall be true and correct in all material respects when made and shall continue to be true and correct as of the Closing Date as though such representations and warranties were made on the Closing Date and that Buyer has performed and complied with all covenants required of Buyer under this Agreement.

               (d) AT CLOSING:

                    (i) Buyer shall pay the Purchase Price by wire transfer of immediately available funds to an account specified by Seller, which account shall be designated in writing no later than three (3) business days prior to the Closing Date; and

                    (ii) Seller shall deliver to Buyer a certificate representing the Shares, registered in the name of Buyer.

          3. SELLER REPRESENTATIONS AND WARRANTIES. Seller hereby represents and warrants to Buyer, as follows:

               (a) ORGANIZATION; CAPITALIZATION. Seller is a corporation duly organized, validly existing and in good standing under the laws of Singapore and has all requisite corporate power and authority to own its properties and assets and to conduct its business as now conducted.

               (b) AUTHORIZATION AND VALIDITY OF AGREEMENT. Seller has the corporate power to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the performance of

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Seller's obligations hereunder have been, or will have been on the Closing Date, duly authorized by the Board of Directors of Seller, and no other corporate proceedings on the part of Seller are necessary to authorize such execution, delivery and performance. This Agreement has been duly executed by Seller and is the legal, valid and binding obligation of Seller.

               (c) NO CONFLICT OR VIOLATION. The execution, delivery and performance by Seller of this Agreement do not and will not violate or conflict with any provision of the certificate of incorporation or by-laws of the Seller, and do not and will not violate any provision of any agreement or instrument to which Seller is a party or by which it is bound, or any order, judgment or decree of any court or other governmental or regulatory authority to which Seller is subject. Other than with respect to notification under the HSR Act and to filing, no consent or approval of any governmental or regulatory authority or of any third party, is needed for Seller to perform its obligations hereunder.

               (d) TITLE. The Shares are and, as of the Closing Date, will be legally and beneficially owned by Seller. The Shares will be, on the Closing Date, free from and unaffected by any option or right to acquire, interest or other equity or encumbrance whatsoever in favor of any other person, including, without limitation, any encumbrance or restriction set forth in Schedule A, attached hereto and made a part hereof. Seller has full right and lawful authority to sell and procure the transfer of the full legal and beneficial ownership of the Shares on the terms of this Agreement, such sale being made with full title guarantee and conferring upon Buyer full and unencumbered legal and beneficial right, title and interest in and to the Shares.

          4. BUYER REPRESENTATIONS AND WARRANTIES. Buyer hereby represents and warrants to Seller, as follows:

               (a) ORGANIZATION. Buyer is a company duly organized, validly existing and in good standing under the laws of the Cayman Islands and has all requisite company power and authority to own its properties and assets and to conduct is business as now conducted.

               (b) AUTHORIZATION AND VALIDITY OF AGREEMENT. Buyer has the company power to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the performance of Buyer's obligations hereunder have been, or will have been on the Closing Date, duly authorized by the Board of Directors of Buyer, and no other company proceedings on the part of Buyer are necessary to authorize such execution, delivery and performance. This Agreement has been duly executed by Buyer and is the legal, valid and binding obligation of Buyer.

               (c) NO CONFLICT OR VIOLATION. The execution, delivery and performance by Buyer of this Agreement do not and will not violate or conflict with

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any provision of the charter documents or by-laws of the Buyer, and do not and will not violate any provision of any agreement or instrument to which Buyer is a party or by which it is bound, or any order, judgment or decree of any court or other governmental or regulatory authority to which Buyer is subject.

               (d) UNREGISTERED SHARES. Buyer understands that the Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), or under applicable state securities laws, in reliance upon exemptions contained in the Act and such laws and any applicable regulations promulgated thereunder or interpretations thereof, and cannot be offered for sale, sold or otherwise transferred unless the Shares are subsequently registered or qualify for exemption from registration under the Act and such laws.

               (e) INVESTMENT INTENT. The Shares are being acquired solely for Buyer's own account, for investment and not with a view toward resale or other distribution within the meaning of the Act; the Shares will not be offered for sale, sold or otherwise transferred without either registration or exemption from registration under the Act; and the certificates evidencing such Shares will bear legends substantially to such effect.

          5. SELLER COVENANTS.

          (a) Seller shall not directly or indirectly, create, assume or permit to exist any encumbrance or restriction whatsoever with respect either to the Shares or to Seller's right and lawful authority to sell and transfer the Shares to Buyer pursuant to this Agreement, provided that no encumbrance and restriction with respect to the Shares set forth in Schedule A shall make or deem Seller to be in violation of this Section 5(a).

          (b) Seller shall take any and all action required or necessary to effect the complete removal, as of the Closing Date, of any and all encumbrances or restrictions whatsoever (including, without limitation, all encumbrances and restrictions set forth in Schedule A) with respect either to the Shares or to Seller's right and lawful authority to sell and transfer the Shares to Buyer pursuant to this Agreement, so as to confer upon Buyer, at Closing, full and unencumbered legal and beneficial right, title and interest in and to the Shares.

          (c) Seller shall use good faith efforts to cause the Issuer: (i) to file the Registration Statement promptly, and (ii) to work with the SEC in pursuing the prompt effectiveness of the Registration Statement.

          6. BUYER COVENANT. Buyer shall make good faith efforts to complete and file the notification filing required under the HSR Act with respect to this transaction without delay, and in any event within thirty (30) days of the date hereof. Buyer shall in good faith take (or fully cooperate in the taking of) all actions, and

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provide any additional information that may be, required or reasonably requested in order to comply with the requirements of the HSR Act.

          7. ADDITIONAL ACTIONS AND DOCUMENTS. Each of the parties hereto agrees to take or cause to be taken such further actions, to execute and deliver or cause to be executed and delivered such further documents and instruments, and to obtain such consents, as may be necessary or as may be reasonably requested in order to fully effectuate the purposes, terms and conditions of this Agreement.

          8. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the parties hereto with respect to the transactions contemplated herein, and it supersedes all prior oral or written agreements, commitments or understandings with respect to the matters provided for herein.

          9. GOVERNING LAW AND CURRENCY.

          (a) The validity and interpretation of this Agreement and the performance by the parties of their respective obligations hereunder shall be governed by the laws of the State of New York, U.S.A., excluding the choice of law rules thereof.

          (b) All references herein to "Dollars" and "$" shall refer to United States Dollars.

          10. ARBITRATION. Any and all claims arising under or relating to this Agreement and its subject matter shall be finally resolved only by arbitration under the rules of conciliations and arbitration of the International Chamber of Commerce by three (3) arbitrators appointed according to such rules and not by any judicial body or forum. Arbitration shall take place in Geneva, Switzerland and shall be conducted in the English language. Any arbitration award or judgment shall be enforceable in any forum worldwide with jurisdiction over the party against whom the arbitration award or judgment is to be enforced. The parties intend that in any such arbitration proceeding that the arbitrators grant broad discovery relevant to the claims to be arbitrated. The losing party in the arbitration (as determined by the arbitral tribunal) shall pay all costs (including reasonable legal fees and disbursements) incurred by the prevailing party in connection therewith. Each party hereby waives any and all rights to, and hereby covenants not to bring, any lawsuit, arbitration or other proceeding in any jurisdiction, judicial body or forum arising under or relating to this Agreement or its subject matter (other than an arbitration proceeding described above or a legal proceeding solely to enforce the award or judgment of such arbitration proceeding).

          11. NOTICES. All notices given under this Agreement shall be in writing and shall be personally served or delivered by a private courier service of international standing and recognition with charges prepaid, or transmitted by facsimile, addressed as set forth below, or such other address as such party shall have

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specified most recently by written notice. Notice shall be deemed given or delivered on the date of service or transmission if personally served or transmitted by facsimile. Notice otherwise sent as provided herein shall be deemed given or delivered on the third business day following delivery of such notice to a reputable overnight courier service.

             Seller:   Leisure Ventures PTE Ltd.
                       c/o Kuo Investment Co.
                       55 Fifth Avenue
                       New York, NY 10003
                       Attn: Steven Grapstein
                       Fax: 212/486-1314

            with a copy (which shall not constitute notice) to:

                       Gray, Harris & Robinson, P.A.
                       Suite 1200
                       201 East Pine Street
                       Orlando, FL. 32802
                       Attn: Byrd F. Marshall, Jr., Esquire
                       Fax: 407/244-5690

            To Buyer:  Kingdom Planet Hollywood, Ltd.
                       c/o Kingdom Holding Company
                       P.O. Box 8653
                       Riyadh 11492
                       Kingdom of Saudi Arabia
                       Attn:Mustafa Al Hejailan
                            Gary Davis
                       Fax: 966-1-481-1954

            with a copy (which shall not constitute notice) to:

                       Hogan & Hartson L.L.P.
                       Columbia Square
                       555 13th Street, N.W.
                       Washington, D.C. 20004-1109
                       Attn.: Mark E. Mazo, Esquire
                       Fax: 202/637-5910

          12. EXECUTION. To facilitate execution, this Agreement may be executed in as many counterparts as may be required; and it shall not be necessary that the signatures of, or on behalf of, each party, or that the signatures of all persons required to bind any party, appear on each counterpart; but it shall be sufficient that the signature of, or on behalf of, each party, or that the signatures of the persons

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required to bind any party, appear on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than a number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.

                    [SIGNATURES APPEAR ON THE FOLLOWING PAGE]


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                  IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the day and year first above written.

                            LEISURE VENTURES PTE LTD.

                         BY:__________________________
                         Name: _________________________
                         Title: ___________________________

                         KINGDOM PLANET HOLLYWOOD, LTD.

                         BY:_____________________________
                         Name:  _________________________
                         Title:  ___________________________


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                                                                      SCHEDULE A


Loans from Banque Nationale de Paris Singapore and Societe Generale each secured by certain assets of the Seller, including some of the Shares.


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                   AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT

                     (Planet Hollywood International, Inc.)

          THIS AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT ("Amendment") is entered into as of February 5, 1999, by and between Leisure Ventures PTE Ltd., a corporation organized under the laws of Singapore ("Seller"), and Kingdom Planet Hollywood, Ltd., an exempted company incorporated in the Cayman Islands with limited liability ("Buyer").

          WHEREAS, Seller and Buyer previously entered into that certain Stock Purchase Agreement dated as of August 17, 1998 (the "Original Agreement"), whereby Buyer agreed to purchase from Seller Ten Million (10,000,000) shares of Class A Common Stock, par value $.01 per share, of Planet Hollywood International, Inc., a Delaware corporation ("Issuer"); and

          WHEREAS, Seller and Buyer desire to amend the Original Agreement as set forth herein.

          NOW THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the parties hereby agree as follows:

          1. RECITALS AND DEFINITIONS. The parties hereby acknowledge and agree that the recitals set forth above are true and correct, and that the definitions set forth therein and in the preamble to this Amendment are hereby incorporated into this Amendment by this reference; provided, however, that the defined term "Shares" is hereby amended to mean Ten Million Six Hundred Thousand (10,600,000) shares of Class A Common Stock, par value $0.01 per share, of the Issuer. All capitalized terms not defined herein shall have the meanings set forth in the Original Agreement.

          2. SALE AND PURCHASE. Section 1 of the Original Agreement is hereby amended by deleting such section in full and replacing it with the following:

             "Subject to the terms and conditions hereof, Seller hereby agrees to sell to Buyer, and Buyer hereby agrees to purchase from Seller, at the closing hereunder ("Closing"), the Shares for an aggregate purchase price ("Purchase Price") of Forty-Five Million Dollars ($45,000,000.00) (approximately $4.245 per Share)."


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          3. CLOSING. Section 2(a) of the Original Agreement is hereby amended by deleting such section in full and replacing it with the following:

             "Subject to the satisfaction of the conditions set forth in Sections 2(b) and (c) below, Closing will take place at 10:00 a.m. (local time) on February 5, 1999 at the offices of Hogan & Hartson L.L.P., 555 13th Street, N.W., Washington, D.C. 20004."

     Section 2(b)(vi) of the Original Agreement is hereby amended by deleting such section in full and replacing it with the following:

             "The Issuer shall have filed under the Securities Act a shelf registration statement on Form S-3 (or such similar form as may be acceptable to Buyer) covering resale of Ten Million (10,000,000) of the Shares by Buyer (such registration statement, the "Registration Statement"); the Registration Statement shall have been declared effective by the SEC; the Issuer shall have agreed to maintain the effectiveness of the Registration Statement until all such Ten Million (10,000,000) of the Shares held by Buyer have been sold and Issuer shall have entered into an agreement with Buyer, in form satisfactory to Buyer, indemnifying Buyer for any material omissions or misstatements in such Registration Statement and providing customary representations and warranties. All expenses of such Registration Statement shall be borne by Seller."

          4. EFFECT OF AMENDMENT. This Amendment shall supersede and control over the Original Agreement to the extent of any conflict therewith. Except as otherwise set forth in this Amendment, all of the remaining provisions of the Original Agreement shall remain in full force and effect and are hereby ratified and approved.

                  [remainder of page intentionally left blank]

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          IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the day and year first above written.

                            LEISURE VENTURES PTE LTD.

                            BY:_____________________________
                            Name:  _________________________
                            Title:  ________________________

                            KINGDOM PLANET HOLLYWOOD, LTD.

                            BY:_____________________________
                            Name:  _________________________
                            Title:  ________________________

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